UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2013

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Update Regarding Company’s Advisor and Property Manager
On March 5, 2013, Cole Credit Property Trust III, Inc. (“CCPT III”), Cole Holdings Corporation (“Holdings”), CREInvestments, LLC (“Holdings Merger Sub”) and Christopher H. Cole (“Mr. Cole”), entered into an Agreement and Plan of Merger (the “Holdings Merger Agreement”). The Holdings Merger Agreement provides for the merger of Holdings with and into Holdings Merger Sub (the “Holdings Merger”) with Holdings Merger Sub surviving and continuing its existence under the laws of the State of Maryland as a wholly owned subsidiary of CCPT III. Holdings is wholly owned by Mr. Cole, the chairman of the board, chief executive officer and president of Cole Credit Property Trust II, Inc. (the “Company”), and is an affiliate of the Company’s sponsor, the parent company and indirect owner of the Company’s advisor and the indirect owner of the Company’s property manager. The consummation of the Holdings Merger is subject to various conditions. Upon consummation of the Holdings Merger, CCPT III intends to list its shares of common stock on the New York Stock Exchange.
Despite the indirect change of control that would occur for the Company’s advisor and property manager upon consummation of the Holdings Merger, such entities will continue to serve in their respective capacities to the Company without any changes in personnel or service procedures resulting from the Holdings Merger.
Distributions
On March 6, 2013, the Company’s board of directors authorized a daily distribution, based on 365 days in the calendar year, at the current rate of $0.001712523 per share for stockholders of record as of the close of business on each day of the period commencing on April 1, 2013 and ending on the earlier of (i) June 30, 2013 and (ii) the date immediately preceding the effective date of the pending merger of the Company with Spirit Realty Capital, Inc. (the “Merger Effective Time”). The payment date for each of the daily distributions of the period commencing on April 1, 2013 and ending on April 30, 2013 will be in May 2013. The payment date for each of the daily distributions of the period commencing on May 1, 2013 and ending May 31, 2013 will be in June 2013. The payment date for each of the daily distributions of the period commencing on June 1, 2013 and ending on the earlier of (i) June 30, 2013 or (ii) the Merger Effective Time will be no later than July 2013.

Certain statements in this Current Report may be considered forward-looking statements, including statements related to the occurrence and timing of a potential merger of the Company with Spirit Realty Capital, Inc., that reflect the current views of the Company’s management with respect to future events. Forward-looking statements about the Company’s plans, strategies, and prospects are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Forward-looking statements are not intended to be a guarantee of any event, action, result, outcome or performance in future periods. The Company does not intend or assume any obligation to update any forward-looking statements, and the reader is cautioned not to place undue reliance on them.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2013	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer

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